UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-05620

The Zweig Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS

George R. Aylward, President, Chairman and Chief Executive Officer

Charles H. Brunie, Director

Wendy Luscombe, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

William H. Wright II, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Senior Vice President, Treasurer and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Chief Compliance Officer and Vice President

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

8551

The Zweig Total Return Fund, Inc.

Annual Report

December 31, 2013

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

The Fund has not distributed more than its income and net realized capital gains in the year ended December 31, 2013 on a tax basis (See Note 12 to Financial Statements). Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2013 that tells you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end fund-details/ZTR

February 1, 2014

Dear Fellow Zweig Total Return Fund Shareholder:

I am pleased to share with you the manager’s report and commentary for the Zweig Total Return Fund, Inc. for the fiscal year ended December 31, 2013.

For the year ended December 31, 2013, the fund’s NAV increased 18.58%, including $1.021 in reinvested distributions. During the same period, the fund’s benchmark index, a composite consisting of equal parts of the S&P 500® Index and the Barclays U.S. Government Bond Index, increased 13.75%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 32.39% for the S&P 500 and a 2.60% loss for the Barclays U.S. Government Bond Index. Over the period the fund’s average asset allocation was approximately 69% in equities, 30% in fixed income, and 1% in cash.

On behalf of the investment professionals at Zweig Advisers, I thank you for entrusting your assets to us. Should you have any questions or require support, please contact customer service at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and

Chief Executive Officer

The Zweig Total Return

Fund, Inc.

MARKET OUTLOOK AND OVERVIEW

Dear Shareholders:

The stock market had a remarkable year in 2013 with the S&P 500® returning 32.39% including dividends reinvested. It was the best calendar year for stocks since 1997, and both the S&P and Dow Jones Industrial Average attained new record highs. Stocks globally did well across the board with virtually every major market chalking up double-digit returns. On the other hand, bonds, especially investment grade bonds, had a difficult year as longer-term interest rates rose and bond prices fell. The Barclays U.S. Aggregate Bond Index lost 2.02% on the year, which was typical for most high grade bond funds.

The Zweig Total Return Fund rose 22.37% on a price basis and 18.58% on a net asset value basis in 2013, which was well ahead of its stated benchmark which returned 13.75%. The benchmark is comprised of an equal blend of the S&P 500 and the Barclays U.S. Government Bond Index. The Fund was much more weighted in equities for the bulk of the year, as we believed that stocks were a much better place to be invested than in fixed income. The Fund’s bond holdings were generally of a low duration, and cash levels were held to a minimum for most of the year. We are pleased to have achieved these results for shareholders.

At present, the Zweig Total Return Fund is net 68% invested in equities and 32% in fixed income. The equity exposure is high as a result of better-than-expected economic growth, low inflation, and a strong tape. Valuations are certainly higher than a year ago, and we would be remiss not to acknowledge that the market is not cheap. However, with earnings growth

For information regarding the indexes cited, and key investment terms used in this report see page 7.

reaccelerating and woes prevalent in the bond market, equities continue to be a preferable place to put money. Returns on cash remain at essentially 0%, with the Federal Reserve (the “Fed”) committed to low rates for many more quarters. Despite the Fed’s move to taper its asset purchases, which should have a negative effect on longer-dated bonds rather than cash rates, we believe that the zero-interest rate policy will remain in place for all of 2014 and likely into 2015, creating continued tailwinds for equities. Our belief for 2013 was that a combination of easy money, loose central bank policy globally, low inflation, and marginally better economic growth would lead to higher stock prices, and those conditions remain in place early in 2014.

Of the many small hiccups the market experienced during 2013, October’s government shutdown had the potential to turn into a bigger negative than was realized. Many economists opined about the negative impact the shutdown was having on Gross Domestic Product (“GDP”), housing, travel, and other economic activity —  and ultimately, none of that mattered. The shutdown provided the bears every opportunity to drive the market lower, which they succeeded in doing for a few days. However, in the end the inevitable reopening of the government pushed the markets much higher and any economic impact was forgotten as the focus turned to forward-looking data. The shutdown provided the pause that refreshed the bull run by burning off overly optimistic sentiment, and creating a wall of worry for the market to climb. The fact that stocks barely staged much of a sell-off, even in the face of a potential government default, proved the point that the path of least resistance for stocks was up.

For several years we have remarked —  some might say lamented — that stocks are being affected more by the policy decisions of various government officials than actual fundamentals.

By way of example, the overwhelming outperformance of many higher-yielding defensive stocks versus more cyclical growth issues for much of 2012 and early in 2013 can largely be attributed to investors reaching for yields in some equity sectors because bond yields were held artificially low. This situation reversed in the second half of 2013, although both the Fed “taper talk” and government shutdown speak to how prevalent fiscal and monetary policy effects have become. Recent stock market gains seem to be associated with improving underlying fundamentals rather than other outside influences. Eight of ten sectors reporting higher earnings than a year ago, let by consumer discretionary, materials, and technology. Generally we have observed that stocks are being driven by business performance and moving away from the “risk on/risk off” highly correlated period which had been the case since the collapse of the banking and financial sector.

Economic data continue to generally improve, with global manufacturing numbers still rising, while in the U.S., industrial production is beating estimates, retail sales are trending ahead, and jobless claims have dipped back down after the artificial jump triggered by the government shutdown. One concern on the economic front is the housing industry, as higher mortgage rates are having a negative effect on mortgage applications and thus, new and existing home sales. Also giving pause is that consumer confidence has yet to fully recover since dropping during the shutdown, which is perplexing given lower gas prices and stocks at all-time highs.

With regard to portfolio positioning, we increased our consumer discretionary holdings during 2013 in anticipation of consistent earnings growth within the sector. We continued to stick with the automobile sales recovery theme, which worked very well in the first half of the year, and while it hasn’t given up any ground, is lagging in

For information regarding the indexes cited, and key investment terms used in this report see page 7.

this last leg up in the market. With gas prices stable to slightly lower, and the overall age of the U.S. auto fleet still above the long-term average, there is room for a reacceleration in vehicle sales consistently above the 16 million annual unit rate seen prior to 2008. Generally, the discretionary sector had the highest earnings growth rate of all sectors in 2013, which bodes well going forward.

We also increased holdings within the financials sector during the year, and although the sector underperformed the broad market over the last three months, our aggregate holdings are ahead of the market. Furthermore, this sector was a strong performer for the year with many of our asset manager holdings doing particularly well. This group should continue to benefit from higher stock prices, while banks and insurance companies should be helped by higher yields on bonds.

The health care sector has also been a solid contributor to the Fund’s performance, and once again our holdings in biotech companies experienced a very strong rally. While concerns surrounding the Affordable Care Act affected various segments of the health care market in 2012, even medical device makers shrugged off concerns about the medical device tax and were in strong uptrends during 2013.

During the summer and fall, we cut exposure to industrials somewhat, particularly those with exposure to mining, although we remain overweight the industrial sector versus the S&P 500. We positioned the Fund in more stocks that depend on manufacturing and the consumer rather than deep cyclical themes such at metals and mining. Between expectations for global growth improving and reassuring indications that China will be able to hold the line on GDP, the cyclical names did well, especially in the second half of the year. However, as China attempts to move its economy from infrastructure-based to a more consumer-driven growth story, mining company stocks have suffered as commodity prices reflect the concern that China won’t buy what it used to. As the result of China’s decreased need of commodities, mining companies are not spending on equipment, and while construction is a bit of a tailwind for heavy equipment makers, at the margin they need the mining companies to buy big trucks. There is currently too much capacity in copper, iron, and other industrial metals, and it will take some time for a recovery there. We continue to maintain a more economically-sensitive portfolio in the belief that the somewhat better-than-expected growth pattern will keep cyclical stocks moving higher.

We made similar amendments within the energy holdings as we generally preferred equipment makers and services stocks over exploration and production (E&P) names. With oil prices softening during the fall months, we thought that trimming some exposure to the group was prudent. We are satisfied with the performance of our aggregate holdings within the group, and believe there is continued value to be found here as it is one of the most underweighted sectors among money managers.

The information technology sector remains a bit of a conundrum as many stocks within the space have done well, but a plethora of others are struggling. Social media stocks are soaring, and while we find the valuations somewhat baffling and reminiscent of the tech bubble, there is no denying that some investors can’t get enough. Our lateral play in the space has been in storage and peripherals, which at times has worked, but clearly not to the degree as the direct plays. We have noted that consumer e-commerce activity continues to accelerate globally, and that broadly there is an increase in both the number and size of transactions.

For information regarding the indexes cited, and key investment terms used in this report see page 7.

We remain restrained in our holdings of utilities, telecom, and consumer staples stocks. We do own a few high-dividend names, and have some exposure to specific value plays such as a food retailer, but we are largely underwhelmed by what we find in these sectors. Relative pricing in these areas has begun to be more attractive as they have underperformed, but we still see a better growth-to-value trade-off in other segments of the market. The unwinding of the “yield trade” continues to weigh on these sectors, and we believe that trend will continue for several more months.

In general, we maintained a low duration in the Fund’s fixed income portfolio, as we believed that rates could rise at some point, and we were cautious about holding bonds further out the yield curve. While high grade bonds have enjoyed many very good years as the Fed cut interest rates and then ultimately implemented its asset purchase program (so-called “quantitative easing”), a repricing seemed inevitable. Although early in 2013 the benchmark 10-year Treasury note did hold on to some reasonable gains — hitting a low yield of 1.63% in early May — ultimately the “taper talk” led to widespread selling of fixed income, and the bond market never really recovered. Given that the Fed had been focusing on buying Treasury and agency mortgage-backed securities, once the discussion opened up about when its purchases would cease, or at least be curtailed, investors ran for the door. Further exacerbating the move up in yields was a combination of investors moving money into stocks and better economic data as the year progressed. Bonds staged a brief rally when the Fed somewhat surprised market participants by continuing its pace of purchases in September, postponing the announcement of a “taper” until December, which, as expected, hurt the bond market.

We bought some corporate bonds during the tail end of the year, viewing the 3% level in the 10-year Treasury, combined with some yield spread that corporate issues offer, as an opportunity. However, the overall duration of the bond portfolio, and the size of our holdings as a percentage of the Fund both remain low. We continue to own Treasury Inflation-Protected Securities, or TIPS, as the diversification benefit of holding the safety of a government issue does provide some ballast to our heavy investment in equities.

Following the stellar year for stocks enjoyed in 2013, we remain constructive on stocks and still view the cyclical segments of the market as the best areas for investment. As always, the Fund remains diversified among sectors and industries, and we remain committed to using cash tactically should conditions change and our view warrants a more cautious stance.

Sincerely,

Carlton Neel

Executive Vice President

Zweig Advisers, LLC

David Dickerson

Senior Vice President

Zweig Advisers, LLC

For information regarding the indexes cited, and key investment terms used in this report see page 7.

The views expressed in the Market Outlook and Overview reflect those of its authors only and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the fund will achieve its investment objective.

The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium sized companies may enhance that risk.

U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Shares of closed-end investment companies such as the fund, trade in the market above, at, and below net asset value. This characteristic is a risk separate and distinct from the risk that the fund’s net asset value could decline. The fund is not able to predict whether its shares will trade above, below or at net asset value in the future.

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Asset Allocation as of December 31, 2013

The following graph illustrates asset allocations within certain sectors and as a percentage of total investments, net of securities sold short, as of December 31, 2013.

For information regarding the indexes cited, and key investment terms used in this report see page 7.

Key Investment Terms

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Affordable Care Act: A federal statute signed into law in March 2010 as a part of the healthcare reform agenda of the Obama administration. Signed under the title of The Patient Protection and Affordable Care Act, the law included multiple provisions that would take effect over a matter of years, including the expansion of Medicaid eligibility, the establishment of health insurance exchanges and prohibiting health insurers from denying coverage due to pre-existing conditions.

Barclays U.S. Aggregate Bond Index: The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Barclays U.S. Government Bond Index: An index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more.

Dow Jones Industrial AverageSM: A price-weighted average of 30 blue chip stocks. The index is calculated on total return basis with dividends reinvested.

Exploration & Production (E&P): An E&P company is known to be in a specific sector within the oil and gas industry. Companies involved in the high-risk/high-reward area of exploration and production focus on finding, augmenting, producing and merchandising different types of oil and gas.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product: The market value of all officially recognized final goods and services produced within a country in a given period.

Quantitative Easing (QE): A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500® Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt): An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

The Zweig Total Return Fund Composite Index: A composite index consisting of 50% Barclays U.S. Government Bond Index and 50% S&P 500® Index.

Treasury Inflation Protected Securities — TIPS: A treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation. TIPS are considered an extremely low-risk investment since they are backed by the U.S. government and since their par value rises with inflation, as measured by the Consumer Price Index, while their interest rate remains fixed. Interest on TIPS is paid semiannually. TIPS can be purchased directly from the government through the TreasuryDirect system in $100 increments with a minimum investment of $100 and are available with 5-, 10-, and 20-year maturities.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

THE ZWEIG TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

December 31, 2013

($ reported in thousands)

		Par	Value
INVESTMENTS
U.S. GOVERNMENT SECURITIES	20.6%
U.S. Treasury Inflation Indexed Bonds
1.625%, 1/15/15(3)		$28,000	$35,283
2.000%, 1/15/16(3)		25,000	31,355
2.375%, 1/15/17(3)		31,000	39,508

Total U.S. Government Securities (Identified Cost $99,042)			106,146

FOREIGN GOVERNMENT SECURITIES	2.9%
Commonwealth of Australia Series 122 5.250%, 3/15/19		10,200	9,873
Republic of Singapore 3.625%, 7/1/14		6,000	4,833

Total Foreign Government Securities (Identified Cost $15,304)			14,706

CORPORATE BONDS	3.5%
ENERGY — 0.4%
Chevron Corp. 3.191%, 6/24/23		2,000	1,917

			1,917

FINANCIALS — 0.8%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,534	2,122
General Electric Capital Corp. 3.150%, 9/7/22		2,000	1,932

			4,054

INDUSTRIALS — 2.0%
CSX Corp. 6.250%, 3/15/18		4,000	4,620
Ingersoll-Rand Global Holding Co., Ltd. 6.875%, 8/15/18		4,814	5,663

			10,283

MATERIALS — 0.3%
Du Pont (E.I.) de Nemours & Co. 2.800%, 2/15/23		2,000	1,829

			1,829

Total Corporate Bonds (Identified Cost $16,337)			18,083

See notes to financial statements

		Number of Shares	Value
COMMON STOCKS	70.5%
CONSUMER DISCRETIONARY — 9.7%
Amazon.com, Inc.(2)		8,300	$3,310
Coach, Inc.		123,000	6,904
Comcast Corp. Class A		108,000	5,612
Darden Restaurants, Inc.(4)		95,000	5,165
Express, Inc.(2)		163,000	3,043
Ford Motor Co.		425,000	6,558
Goodyear Tire & Rubber Co. (The)		153,000	3,649
Hasbro, Inc.		53,000	2,916
Lear Corp.		55,000	4,453
Macy’s, Inc.		99,000	5,287
Michael Kors Holdings Ltd.(2)		38,000	3,085

			49,982

CONSUMER STAPLES — 3.8%
Altria Group, Inc.		125,000	4,799
PepsiCo, Inc.		92,000	7,630
Safeway, Inc.		216,000	7,035

			19,464

ENERGY — 10.1%
Buckeye Partners LP(4)		66,000	4,687
Chevron Corp.		64,000	7,994
Continental Resources, Inc.(2)		34,000	3,826
Energy Transfer Partners LP(4)		85,000	4,866
Helmerich & Payne, Inc.		94,000	7,903
Noble Corp plc		153,000	5,733
Schlumberger Ltd.		64,000	5,767
Total SA Sponsored ADR(4)		76,000	4,657
Valero Energy Corp.		128,000	6,451

			51,884

FINANCIALS — 13.6%
Aflac, Inc.		95,000	6,346
BB&T Corp.		202,000	7,538
BlackRock, Inc.		19,900	6,298
Blackstone Group LP (The)		292,000	9,198
Fifth Third Bancorp		314,000	6,603
Goldman Sachs Group, Inc. (The)		26,000	4,609
JPMorgan Chase & Co.		144,000	8,421
Lincoln National Corp.		93,000	4,801
Royal Bank of Canada		66,000	4,437
T. Rowe Price Group, Inc.		70,000	5,864

See notes to financial statements

	Number of Shares	Value
FINANCIALS (CONTINUED)
U.S. Bancorp	150,000	$6,060

		70,175

HEALTH CARE — 7.0%
Abbott Laboratories	186,000	7,129
Biogen Idec, Inc.(2)	11,200	3,133
Eli Lilly & Co.(4)	86,000	4,386
Gilead Sciences, Inc.(2)	43,000	3,232
GlaxoSmithKline plc Sponsored ADR	85,000	4,538
Merck & Co., Inc.(4)	92,000	4,605
UnitedHealth Group, Inc.	67,000	5,045
Zimmer Holdings, Inc.	41,000	3,821

		35,889

INDUSTRIALS — 8.8%
Alaska Air Group, Inc.	48,000	3,522
Cummins, Inc.	41,000	5,780
Deere & Co.	66,000	6,028
Dover Corp.	54,000	5,213
General Electric Co.(4)	179,000	5,017
Lockheed Martin Corp.(4)	34,000	5,054
Parker Hannifin Corp.	43,000	5,532
Trinity Industries, Inc.	81,000	4,416
Union Pacific Corp.	28,000	4,704

		45,266

INFORMATION TECHNOLOGY — 10.5%
Apple, Inc.	15,700	8,809
Cisco Systems, Inc.	375,000	8,419
EMC Corp.	192,000	4,829
Google, Inc. Class A(2)	2,800	3,138
Intel Corp.(4)	185,000	4,803
Jabil Circuit, Inc.	257,000	4,482
MasterCard, Inc. Class A	4,100	3,425
NetApp, Inc.	125,000	5,142
QUALCOMM, Inc.	75,000	5,569
Salesforce.com, Inc.(2)	50,000	2,760
Texas Instruments, Inc.	64,000	2,810

		54,186

MATERIALS — 3.5%
CF Industries Holdings, Inc.	20,000	4,661
Du Pont (E.I.) de Nemours & Co.	73,000	4,743

See notes to financial statements

		Number of Shares	Value
MATERIALS (CONTINUED)
Freeport-McMoRan Copper & Gold, Inc.		222,000	$8,378

			17,782

TELECOMMUNICATION SERVICES — 2.6%
AT&T, Inc.(4)		128,000	4,501
Verizon Communications, Inc.		180,000	8,845

			13,346

UTILITIES — 0.9%
AGL Resources, Inc.		95,000	4,487

			4,487

Total Common Stocks (Identified Cost $280,241)			362,461

CLOSED END FUNDS	0.8%
Templeton Dragon Fund, Inc.		166,000	4,296

Total Closed End Funds (Identified Cost $3,364)			4,296

Total Long Term Investments — 98.3% (Identified Cost $414,288)			505,692

SHORT-TERM INVESTMENTS	1.2%
MONEY MARKET MUTUAL FUNDS
Fidelity Money Market Portfolio — Institutional Shares (Seven-day effective yield 0.090%)		6,169,876	6,170

Total Short-Term Investments (Identified Cost $6,170)			6,170

Total Investments, before Securities Sold Short — 99.5% (Identified Cost $420,458)			511,862

See notes to financial statements

		Number of Shares	Value
SECURITIES SOLD SHORT	(1.7)%
COMMON STOCK
CONSUMER DISCRETIONARY — (0.6)%
Mattel, Inc.		62,000	$(2,950)

			(2,950)

INFORMATION TECHNOLOGY — (1.1)%
Analog Devices, Inc.		56,000	(2,852)
International Business Machines Corp.		15,000	(2,813)

			(5,665)

Total Securities Sold Short (Proceeds $7,988)			(8,615)

Total Investments, Net of Securities Sold Short (Identified Cost $412,470) — 97.8%			503,247 (1)
Other Assets and Liabilities, Net — 2.2%			11,103

Net Assets — 100.0%			$514,350

(1)	Federal Income Tax Information: For tax information at December 31, 2013, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(4)	All or portion of securities segregated as collateral for securities sold short.

See notes to financial statements

($ reported in thousands)

Country Weightings (Unaudited)†
United States	91%
Australia	2%
United Kingdom	1%
Switzerland	1%
Bermuda	1%
France	1%
Singapore	1%
Canada	1%
China	1%

Total	100%

†	% of total investments as of December 31, 2013

The following table provides a summary of inputs used to value the Fund’s net assets as of December 31, 2013 (See Security Valuation Note 2A in the Notes to Financial Statements.):

	Total Value at December 31, 2013	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
U.S. Government Securities	$106,146	$—	$106,146
Foreign Government Securities	14,706	—	14,706
Corporate Bonds	18,083	—	18,083
Equity Securities:
Common Stocks	362,461	362,461	—
Closed End Funds	4,296	4,296	—
Short-Term Investments	6,170	6,170	—

Total Investments before Securities Sold Short	$511,862	$372,927	$138,935

Liabilities:
Securities Sold Short	(8,615)	(8,615)	—

Total Liabilities	$(8,615)	$(8,615)	$—

There are no Level 3 (significant unobservable input) priced securities.

There were no transfers between Level 1 and Level 2 for the period.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

(Reported in thousands except shares and per share amounts)

ASSETS:
Investment at value before securities sold short (Identified cost $420,458)	$511,862
Cash	35
Deposits with prime broker	8,155
Receivables:
Investment securities sold	2,249
Dividends and interest	1,940
Tax reclaims	10
Prepaid expenses	37

Total assets	524,288

LIABILITIES:
Securities sold short at value (Proceeds $7,988)	8,615
Payables
Common shares repurchased	810
Investment advisory fee	303
Administration fee	28
Transfer agent fees and expenses	15
Professional fees	76
Interest payable	4
Other accrued expenses	87

Total liabilities	9,938

NET ASSETS	$514,350

CAPITAL:
Capital paid in on shares of beneficial interest	$418,160
Accumulated undistributed net investment income (loss)	815
Accumulated undistributed net realized gain (loss)	4,604
Net unrealized appreciation (depreciation) on investments	91,398
Net unrealized appreciation (depreciation) on securities sold short	(627)

NET ASSETS	$514,350

NET ASSET VALUE PER SHARE
(Net assets/shares outstanding) Shares outstanding — 33,297,234	$15.45

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

Year Ended December 31, 2013

($ reported in thousands)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $42)	$9,357
Interest	5,550

Total investment income	14,907

EXPENSES:
Investment advisory fees	3,597
Administration fees	334
Directors’ fees	284
Printing fees and expenses	331
Professional fees	272
Transfer agent fees and expenses	100
Custodian fees	11
Miscellaneous	200

Expenses before dividends on short sales and interest expense	5,129
Dividends on short sales	50
Interest expense	65

Total expenses	5,244
Less expenses waived by investment advisor	(261)

Net expenses	4,983

Net investment income	9,924

NET REALIZED AND UNREALIZED GAIN (LOSSES):
Net realized gain (loss) on:
Investments	31,612
Written options	(245)
Foreign currency transactions	(235)
Securities sold short	(2,421)
Capital gain distributions	139
Net change in unrealized appreciation (depreciation) on:
Investments	41,066
Written options	(61)
Foreign currency translations	(35)
Securities sold short	(153)

Net realized and unrealized gain (loss)	69,667

Net increase (decrease) in net assets resulting from operations	$79,591

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$9,924	$9,942
Net realized gain (loss)	28,850	8,787
Net change in unrealized appreciation (depreciation)	40,817	12,731

Net increase in net assets resulting from operations	79,591	31,460

Dividends and distributions to shareholders from
Net investment income	(9,533)	(9,824)
Net realized short-term gains	(3,262)	(276)
Net realized long-term gains	(20,834)	(7,135)
Tax return of capital	(1,568)	(22,508)

Total dividends and distributions to shareholders (Note 12)	(35,197)	(39,743)

Capital share transactions
Net proceeds from the sale of shares during rights offering (net of expenses of $644)	—	(103	)(1)
Common Shares repurchased	(22,253)	(13,213)

Net increase (decrease) in net assets derived from capital share transactions	(22,253)	(13,316)

Net increase (decrease) in net assets	22,141	(21,599)
NET ASSETS
Beginning of year	492,209	513,808

End of year	$514,350	$492,209

Accumulated undistributed net investment income (loss) at end of period	$815	$736

Other Information:

Capital share transactions were as follows:
Common Shares outstanding at beginning of period	34,966,839	36,023,686	(2)
Common Shares repurchased	(1,669,605)	(1,056,847	)(2)

Common Shares outstanding at end of period	33,297,234	34,966,839

(1)	Adjustment to bring costs estimated in connection with rights offering to actual.
(2)

Common shares for 2012 have been adjusted to reflect the 1-for-4 reverse stock split that occurred effective the start of trading on the NYSE on June 27, 2012. See Notes 7 and 8 in the Notes to Financial Statements.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Year Ended December 31,
	2013	2012		2011		2010	2009
Per Share Data
Net asset value, beginning of period	$14.08	$14.28		$15.96		$16.52	$16.00

Income From Investment Operations
Net investment income (loss)(3)	0.29	0.28		0.24		0.20	0.20
Net realized and unrealized gains (losses)	2.02	0.64		0.16		0.84	1.92

Total from investment operations	2.31	0.92		0.40		1.04	2.12

Dividends and Distributions
Dividends from net investment income	(0.27)	(0.28)		(0.24)		(0.20)	(0.24)
Distributions from net realized gains	(0.70)	(0.21)		(0.20)		(0.32)	(0.04)
Tax return of capital	(0.05)	(0.63)		(1.08)		(1.08)	(1.32)

Total dividends and distributions	(1.02)	(1.12)		(1.52)		(1.60)	(1.60)

Anti-dilutive impact of repurchase plan (Note 7)	0.08	—		—		—	—
Dilutive effect on net asset value as a result of rights offering	—	—	(4)	(0.56	)(6)	—	—

Net asset value, end of period	$15.45	$14.08		$14.28	(8)	$15.96 (8)	$16.52 (8)

Market value, end of period(1)	$13.94	$12.31		$12.12	(8)	$14.24 (8)	$15.64 (8)

Total investment return(2)	22.37%	10.92%		(4.65	)%(7)	1.04%	29.74%

Total return on net asset value(5)	18.58%	7.68%		4.46%		7.21%	15.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$514,350	$492,209		$513,808		$457,035	$473,217
Ratio of expenses to average net assets (after expense waivers)	0.99%	0.95	%(9)	0.88%		1.10%	1.14%
Ratio of expenses to average net assets (before expense waivers)	1.04%	1.09	%(9)	0.97%		1.10%	1.14%
Ratio of net investment income to average net assets	1.97%	1.95%		1.71%		1.19%	1.38%
Portfolio turnover rate	52%	47%		46%		25%	35%

See notes to financial statements

(1)	Closing Price — New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of a share of the Fund’s common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)	Computed using average shares outstanding
(4)	Amount is less than $0.005.
(5)	NAV Return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	Shares were sold at a 5% discount from a 5 day average market price from 1/3/11 to 1/7/11.
(7)	Total investment return includes the dilutive effect of the 2011 rights offering. Without this effect, the total investment return would have been (2.59)%.
(8)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 8). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended December 31,	2011	2010	2009
Net Asset Value (prior to reverse stock split)	$3.57	$3.99	$4.13
Market Price (prior to reverse stock split)	$3.03	$3.56	$3.91

(9)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 0.87% and the Ratio of expenses to average net assets (before expense waivers) would be 1.01%.

See notes to financial statements

THE ZWEIG TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

NOTE 1 — ORGANIZATION

The Zweig Total Return Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.  Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors. All internally fair valued securities are approved by a valuation committee appointed by the Board. The Valuation Committee is comprised of certain members of management as identified by the Board, and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the valuation committee monthly unless changes occur within the period. The valuation committee reviews the validity of the model inputs and any changes to the model. Internal fair valuations are ratified by the Board of Directors at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore dealer supplied prices are utilized representing indicative bids based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments are valued based on inputs observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investment in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern, each business day. Both are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.  Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.  Federal Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2013, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2010 forward (with limited exceptions).

D.  Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 7 percent of the Fund’s net asset value (“NAV”) on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.  Foreign Currency Translation:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.  Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write listed covered and uncovered put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities or for yield enhancement.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value before written options” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in unrealized appreciation/(depreciation) on investments on the Statement of Operations. Changes in value of written options is included in unrealized appreciation/(depreciation) on written options on the Statement of Operations.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain/(loss) on investment transactions on the Statement of Operations. Gain or loss on written options is presented separately as net realized gain/(loss) on written options transactions on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

At December 31, 2013, there were no open options contracts.

G.  Short Sales:

($ reported in thousands)

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At December 31, 2013 the value of securities sold short amounted to $8,615 against which collateral of $35,716 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

NOTE 3 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

($ reported in thousands unless otherwise noted)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

a)  Investment Advisory Fee: The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.70% of the Fund’s average daily managed assets. During the year ended December 31, 2013, the Fund incurred advisory fees of $3,597.

For the period January 1, 2013 through May 9, 2013, the Adviser voluntarily waived 20% of the advisory fee. Effective May 10, 2013, the Adviser terminated its voluntary waiver of 20% of the advisory fees.

For the period January 1, 2013 through September 15, 2013, Zweig Consulting LLC served as a consultant to the Adviser and fees to Zweig Consulting LLC were paid by the Adviser. Effective September 16, 2013, the Adviser terminated its relationship with Zweig Consulting LLC. Zweig Consulting no longer serves as a consultant to the Adviser and is also no longer compensated by the Adviser.

b)  Administration Fee: Effective January 1, 2013, VP Distributors, LLC the Fund’s former Administrator, assigned its rights and obligations under the Administration Agreement to Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus. During the year ended December 31, 2013, the Fund incurred Administration fees of $334.

c)  Directors Fee ($ not reported in thousands):

During the year, the Fund paid each Director who is not an interested person of the Fund or the Adviser, a fee of $11,000 per year plus $1,500 per Director for each committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The co-lead Directors are paid an additional $10,000 retainer each per year in lieu of compensation for executive committee meetings. The Audit Committee chairperson is paid an additional fee of $5,000 per year, and the Nominating Committee Chairperson is paid an additional fee of $2,500 per year. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 4 — PURCHASES AND SALES OF SECURITIES

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the year ended December 31, 2013, were as follows:

Purchases	$261,615
Sales	306,075

Purchases and sales of long-term U.S. Government and agency securities for the year ended December 31, 2013, were as follows:

Purchases	$—
Sales	19,596

NOTE 5 — DERIVATIVE TRANSACTIONS

($ reported in thousands)

The Fund invested in derivative instruments during the reporting period through the form of purchased and written options. The primary type of risk associated with these derivative instruments is equity risk. The Fund invests in uncovered options contracts to gain exposure to securities not held in the portfolio, and to realize a greater return than investing in the underlying security alone.

For additional information on the options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F.

Written options transactions, during the year ended December 31, 2013, were as follows:

Call options	# of contracts	Premium Rec’d
Options outstanding at beginning of year	1,888	$225
Written options	735	100
Options repurchased	(2,008)	(268)
Options expired	(615)	(57)
Options exercised	—	—

Options outstanding at December 31, 2013	—	$—

The average daily premiums received on written options during the year ended December 31, 2013 was $39.

For the year ended December 31, 2013, changes in the value of written options are included in the Statement of Operations line “Net change in unrealized appreciation/(depreciation) on written options” in the amount of $(61). The gains and losses realized on written options are disclosed in the “Net realized gain (loss) on written options” in the amount of $(245).

NOTE 6 — INDEMNIFICATIONS

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 7 — CAPITAL STOCK AND REINVESTMENT PLAN

At December 31, 2013, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 33,297,234 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the years ended December 31, 2013 and the year ended December 31, 2012, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 10% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. From April 11, 2012 through December 31, 2012, the Fund repurchased 1,056,847 shares at an average price of $12.47. The average weekly discount during this period was 12.36%. From January 1, 2013 through December 31, 2013, the Fund repurchased 1,669,605 shares at an average price of $13.30. The average weekly discount during this period was 10.72%. As of December 31, 2013, there are 875,917 shares remaining that are authorized to be purchased under the repurchase plan in the future.

On January 2, 2014, the Fund announced a distribution of $0.090 per share to shareholders of record on December 31, 2013. This distribution has an ex-dividend date of January 3, 2014, and is payable on January 9, 2014. Please see inside front cover for more information on the Fund’s distributions.

NOTE 8 — REVERSE STOCK SPLIT

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a split-adjusted basis under a new CUSIP number (989837208). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

NOTE 9 —  BORROWINGS

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowing on margin and/or using proceeds from shorts, are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

During the year ended December 31, 2013, the fund utilized borrowing on margin and/or using proceeds from shorts for 136 days at an average interest rate of 0.56% and with an average daily borrowing balance during that period of $23,390. For the year ended December 31, 2013, the interest costs related to borrowing amounted to $49 and are included within the “Interest Expense” on the Statement of Operations.

As of December 31, 2013 there was no outstanding borrowing.

NOTE 10 — CREDIT RISK AND ASSET CONCENTRATIONS

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At December 31, 2013, the Fund held 21% of its total investments in U.S. Government securities.

NOTE 11 — REGULATORY EXAMS

Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Virtus and its subsidiaries (collectively “the Company”) with securities and other laws and regulations affecting their registered products.

There are currently no such matters which the Company believes will be material to these financial statements.

NOTE 12 — FEDERAL INCOME TAX INFORMATION

($ reported in thousands)

At December 31, 2013, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$420,947	$93,590	$(2,675)	$90,915
Securities Sold Short	(7,988)	—	(627)	(627)

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2013, the Fund deferred post-October capital loss of $0 and qualified late year ordinary losses of $0(1).

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the table above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $2,911.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Year Ended
	12/31/13	12/31/12
Ordinary income	$13,175	$9,828
Long-term capital gains	22,152	7,505
Return of capital	—	20,955

Total	$35,327	$38,288

The difference between the distributions reported on the statement of changes and this table is due to distributions that are declared in December and paid in January that qualify to be treated for tax purposes, as paid in the year the distribution was declared.

NOTE 13 — RECLASSIFICATION OF CAPITAL ACCOUNTS

($ reported in thousands)

As of December 31, 2013, the Fund decreased undistributed net investment income by $310 and increased the accumulated net realized gain by $306, and increased capital paid in on shares of beneficial interest by $4.

(1)	Amount is less than $500.

NOTE 14 — SUBSEQUENT EVENT EVALUATIONS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 20, 2014

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

In accordance with the requirements of the Sarbanes-Oxley Act, the Fund’s CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required “Section 302” certifications with the SEC on Form N-CSR.

In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2013, for federal income tax purposes, 60% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction (“DRD”) for corporate shareholders.

For the fiscal year ended December 31, 2013, the Fund hereby designates 63%, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders.

For the fiscal year ended December 31, 2013, the Fund hereby designates $25,063 (reported in thousands), or if subsequently different, as long-term capital gains dividends.

The actual percentages for the calendar year will be designated in the year-end tax statements.

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund as of December 31, 2013 is set forth below. The address of each individual, unless otherwise noted, is c/o Zweig Advisers, LLC, 100 Pearl Street, Hartford, CT 06103.

DISINTERESTED DIRECTORS

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Charles H. Brunie YOB: 1930 Director 2	Term: Until 2015 Served Since 1998	Chairman, Brunie Associates (investments) (since April 2001); Trustee, The Zweig Total Return Fund, Inc. (since 1998); Oppenheimer Capital (1969-2000), Chairman (1980-1990), Chairman Emeritus (1990-2000); Chairman Emeritus, Board of Trustees, Manhattan Institute (since 1990); Trustee, Milton and Rose D. Friedman Foundation for Vouchers (since 1996); Trustee, Hudson Institute (2002-2008); Chairman of the Board, American Spectator (since 2002); Chartered Financial Analyst (since 1969).

Wendy Luscombe YOB: 1951 Director 2	Term: Until 2014 Served Since 2002	Co-lead Independent Director of The Zweig Fund, Inc. (2006-2013); Principal, WKL Associates, Inc. (independent fiduciary and consultant) (since 1994); Fellow, Royal Institution of Chartered Surveyors; Member, Chartered Institute of Arbitrators; Director, Endeavour Real Estate Securities, Ltd. REIT Mutual Fund (2000-2005); Director, PXRE Corp. (reinsurance) (1994-2007); Member and Chairman of Management Oversight Committee, Deutsche Bank Real Estate Opportunity Fund 1A and 1B (since 2003); Trustee, Acadia Realty Trust (since 2004); Member of National Association of Corporate Directors Teaching Facility (since 2007); Independent Director of Feldman Mall Properties, a private REIT (since 2010).

James B. Rogers, Jr. YOB: 1942 Director, Chair of the Nominating Committee 2	Term: Until 2015 Served Since 1986	Director, Genagro Services, Ltd. (since 2011); Private investor (since 1980); Chairman, Beeland Interests (Media and Investments) (since 1980); Regular Commentator on Fox News (2002-2007); Author of “Investment Biker: On the Road with Jim Rogers” (1994), “Adventure Capitalist” (2003), “Hot Commodities” (2004), “A BULL IN CHINA” (2007) and “A Gift to My Children” (2009).

R. Keith Walton YOB: 1964 Lead Independent Director 2	Term: Until 2014 Served Since 2004	Lead Independent Director of the Zweig Fund, Inc. (since 2013); Co-lead Independent Director of The Zweig Total Return Fund, Inc. (2006-2013); Global Head of Government Affairs for Alcoa (2011-2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009); Director, Blue Crest Capital Management Funds (since 2006); Executive Vice President and Secretary (1996-2007) of the University at Columbia University; Director, Orchestra of St. Luke’s (since 2000); Member (since 1997), Nominating and Governance Committee Board of Directors (since 2004), Council on Foreign Relations; Member of the Trilateral Commission (since2009); Director of the Association for the Benefit of Children (since 2009); Director (2002-2009), Member, Executive Committee (2002-2009), Chair, Audit Committee ( 2003-2009), Apollo Theater Foundation, Inc.; Vice President and Trustee, The Trinity Episcopal School Corporation (2003-2009); Member, The Gillen Brewer School Board (2007-2009).

William H. Wright II YOB: 1960 Director, Chair of the Audit Committee 2	Term: Until 2016 Served Since 2013	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).

INTERESTED DIRECTOR*

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
George R. Aylward YOB: 1964 Director, Chairman of the Board and President 62	Term: Until 2016 Served Since 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Trustee (since 2012), Virtus Variable Insurance Trust; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; and Chairman, President and Chief Executive Officer (since 2006), The Zweig Total Return Fund, Inc.

OFFICERS WHO ARE NOT DIRECTORS**

Name, Year of Birth (YOB) and Position(s) with the Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Carlton Neel YOB: 1967 Executive Vice President	Executive Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Senior Vice President and Portfolio Manager, Zweig Advisers LLC (1995-2002); Vice President, JP Morgan & Co. (1990-1995).

David Dickerson YOB: 1967 Senior Vice President	Senior Vice President and Portfolio Manager, Zweig Advisers LLC (since 2003); Managing Director and Co-Founder, Shelter Rock Capital Partners, LP (2002-2003); Vice President and Portfolio Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Nancy J. Engberg YOB: 1956 Vice President and Chief Compliance Officer	Vice President (since 2008) and Chief Compliance Officer (2008-2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2008) and Chief Compliance Officer (since 2011), Virtus Mutual Funds; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds.

William Renahan YOB: 1969 Vice President, Chief Legal Officer and Secretary	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund, since 2012, and Vice President and Assistant Secretary, Duff & Phelps Global Utility Income Fund Inc., since 2012; Managing Director, Legg Mason, Inc. and predecessor firms 1999- June 2012.

Kevin J. Carr YOB: 1954 Senior Vice President and Assistant Secretary	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; and Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Name, Year of Birth (YOB) and Position(s) with the Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Patrick Bradley YOB: 1972 Treasurer, Chief Financial Officer	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds (2 portfolios); Senior Vice President (since 2013), Vice President (2012-2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (since 2013), Virtus Global Funds, PLC.

Jacqueline Porter YOB: 1958 Vice President and Assistant Treasurer	Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) (since 1995).

*	Director considered to be an “interested person,” as that term is defined in the Act. George R. Aylward is considered an interested person because, among other things, he is an officer of the Adviser.
**	The Term of each Officer expires immediately following the 2014 Annual Meeting of Shareholders. Each Board considers reappointments annually.

Automatic Reinvestment and Cash Purchase Plan

The Zweig Total Return Fund, Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-800-272-2700.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-800-272-2700.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-800-272-2700. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-800-272-2700.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-800-272-2700 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

William H. Wright II has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Wright is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 for 2013 and $32,000 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,853 for 2013 and $2,962 for 2012. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,400 for 2013 and $7,800 for 2012.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Zweig Total Return Fund, Inc. (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $434,669 for 2013 and $418,361 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Charles H. Brunie, Wendy Luscombe, William H. Wright II, James B. Rogers and R. Keith Walton.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

THE ZWEIG FUND, INC

THE ZWEIG TOTAL RETURN FUND, INC

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I            Definitions.   As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Zweig Advisers LLC.

B.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

D.	“Fund” shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy.   It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B.

The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser’s determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

V.	Conflicts of Interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C.

The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI.	Miscellaneous.

A.

A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

B.

The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

C.

The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of the Zweig Fund, Inc. (the “Fund”), a closed end fund managed by Zweig Advisers LLC (“ZA”) since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of ZA and Mr. Neel is Senior Managing Director and Mr. Dickerson is Managing Director of Euclid Advisors, LLC (“Euclid”), an affiliate of Virtus Investment Advisers. Since April 1, 2003, they have also served as Co-Portfolio Managers for The Zweig Total Return Fund, Inc., a closed-end fund managed by ZA. From April 1, 2003 to June 9, 2008, Messrs. Neel and Dickerson were portfolio managers of the Virtus Market Neutral Fund. From 2008 through September, 2009 Messrs. Neel and Dickerson also assumed responsibility for asset allocation activities for three Virtus mutual fund of funds. Since 2008, Messrs. Neel and Dickerson have been portfolio managers of Virtus Alternatives Diversifier Fund, which is subadvised by Euclid. From March 2009 until June 2013, Messrs. Neel and Dickerson were portfolio managers for the Virtus Growth & Income Fund. During March 2009, Messrs. Neel and Dickerson became Portfolio Managers for the Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion), which are all subadvised by Euclid.

Mr. Neel and Mr. Dickerson began their investment career at the Zweig Companies in 1995 and 1993, respectively.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following information is provided as of the fiscal year ended December 31, 2013.

Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Fund, Inc., the Virtus Alternatives Diversifier, Virtus Balanced Fund (equity portion), Virtus Tactical Allocation Fund (equity portion), Virtus Growth & Income Series and Virtus Strategic Allocation Series (equity portion). For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David Dickerson	Registered Investment Companies:	6	$1,164	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0
Carlton Neel	Registered Investment Companies:	6	$1,164	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	0	$0	0	0

Potential Conflicts of Interests

There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel’s and Mr. Dickerson’s management of each Fund’s investments and the investments of any other accounts they manage individually or together. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. The Advisers and Sub adviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year ended December 31, 2013. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

For the most recently completed fiscal year ended December 31, 2013, following is a description of Mr. Neel’s and Mr. Dickerson’s compensation structure as portfolio managers of ZA.

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2013, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David Dickerson	$100,001-$500,000

Carlton Neel	$500,001-$1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 2013	173,045	$13.13	173,045	2,084,088
Aug. 2013	128,003	$12.92	128,003	1,956,085
Sept. 2013	152,662	$13.05	152,662	1,803,423
Oct. 2013	226,847	$13.31	226,847	1,576,576
Nov. 2013	269,560	$13.58	269,560	1,307,016
Dec. 2013	367,000	$13.79	367,000	940,016
Total	1,317,117	$13.41	1,317,117	940,016

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: 3/13/12
b.	The dollar amount (or share or unit amount) approved: 3,602,369 shares
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2013 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Zweig Total Return Fund, Inc.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/07/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	03/07/14

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date	03/07/14

* Print the name and title of each signing officer under his or her signature.